UNITED BANK
                            DIRECTOR RETIREMENT PLAN











            Amendment and Restatement Effective as of October 1, 2007















                           Approved by the Board of Directors November 15, 2007

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                                                                    UNITED BANK
                            DIRECTOR RETIREMENT PLAN

                                TABLE OF CONTENTS

ARTICLE I - GENERAL............................................................1

         1.1      Effective Date...............................................1
         1.2      Purpose......................................................1
         1.3.     Intent.......................................................1
ARTICLE II - DEFINITIONS AND USAGE.............................................2
         2.1      Definitions..................................................2
         2.2      Usage........................................................5
ARTICLE III - ELIGIBILITY AND PARTICIPATION....................................5
ARTICLE IV - PAYMENT OF BENEFITS...............................................6
         4.1      Normal Retirement Benefits............... ...................6
         4.2      Benefits Upon Separation from Service Prior to Normal
                  Retirement Date..............................................6
         4.3      Disability Benefit...........................................6
         4.4      Distribution Upon Change in Control..........................6
         4.5      Termination for Cause........................................6
ARTICLE V - PAYMENT OF BENEFITS ON OR AFTER DEATH..............................7
         5.1      Commencement of Benefit Payments.............................7
         5.2      Designation of Beneficiary...................................7
ARTICLE VI - ESTABLISHMENT OF TRUST; AUTOMATIC FUNDING UPON A
                  CHANGE IN CONTROL............................................7
ARTICLE VII - RIGHTS OF PARTICIPANTS; TERMINATION OR SUSPENSION UNDER
              FEDERAL LAW......................................................8
ARTICLE VIII - INTERPRETATION OF THE PLAN......................................8
ARTICLE IX - LEGAL FEES........................................................8
ARTICLE X - MISCELLANEOUS PROVISIONS...........................................8
         10.1     Amendment....................................................8
         10.2     Termination..................................................8
         10.3     No Assignment................................................9
         10.4     Incapacity...................................................9
         10.5     Successors and Assigns.......................................9
         10.6     Governing Law................................................9
         10.7     No Guarantee of Continued Service............................9
         10.8     Severability................................................10
         10.9     Notification of Addresses...................................10
         10.10    Payment of Code Section 409A Taxes..........................10
         10.11    Acceleration of Payments....................................10
         10.12    Interpretation of the Plan..................................10
Appendix A....................................................................13
Appendix B....................................................................14


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                                   UNITED BANK
                            DIRECTOR RETIREMENT PLAN
                            ------------------------

     WHEREAS, United Bank (the "Bank") recognizes the unique qualifications of its non-employee directors ("Directors") and the valuable services that they have provided to the Bank; and

     WHEREAS, in May 1999, the Bank, formerly known as United Co-operative Bank, adopted the United Co-operative Bank Directors Fee Continuation Plan ("Predecessor Plan") for the benefit of its Directors in order to provide benefits to such person upon their separation from service due to retirement, death or disability; and

     WHEREAS, the Board of Directors ("Board") wishes to better recognize the unique contribution provided by each director; and

     WHEREAS, the Board believes that the best way to achieve this goal is to amend and restate the Predecessor Plan into the United Bank Director Retirement Plan (the "Plan"); and

     WHEREAS,  the Board also desires to conform the Plan to the requirements of
Section 409A of the Internal Revenue Code ("Code") and the final Treasury regulations ("Treasury Regulations") issued thereunder.

     NOW THEREFORE, this Plan shall now be referred to as the United Bank Director Retirement Plan.

                               ARTICLE I - GENERAL

     1.1 Effective Date

     The initial effective date for the United Co-Operative Bank Directors Fee Continuation Plan was May, 1999. This Plan supersedes and replaces the Predecessor Plan. This Plan is effective as of October 1, 2007 (the "Restatement Effective Date"). The rights of any person whose status as a Director of the Bank or its affiliates, if any, has terminated prior to the Restatement Effective Date shall be determined pursuant to the Plan as in effect on the date of termination, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

     1.2 Purpose

     The purpose of the Plan is to provide retirement income to a Participant for a designated period of time upon his Separation from Service from the Board.

     1.3. Intent

     This Plan is not intended to be an "employee pension benefit plan" under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), as none of its Participants are employees of the Bank, or its affiliates. The Plan is not intended to be a plan described in section 401(a) of the Code or
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section 3(2)(A) of ERISA. The obligation of the Bank to make payments under this
Plan constitutes nothing more than an unsecured promise to make such payments and any property of the Bank that may be set aside for the payment of benefits under the Plan shall, in the event of the Bank's bankruptcy or insolvency, remain subject to the claims of the Bank's creditors until such benefits are distributed in accordance with Article IV or Article V herein.

                       ARTICLE II - DEFINITIONS AND USAGE

     2.1 Definitions

     Whenever used in this Plan, the following words and phrases have the meanings set forth below unless the context clearly requires a different meaning:

     "Accrued Benefit" shall mean that portion of the Normal Retirement Benefit accrued for the benefit of a Director as of the measurement date.

     "Annual Director's Fees" shall mean retainer fees, board meeting fees and all committee fees.

     "Average Annual Director's Fees" shall mean the average of the Annual Director's Fees over the highest three years during a Director's final 10 Years of Service.

     "Bank" shall mean United Bank, and any successor thereto.

     "Beneficiary" shall mean the person or persons whom a Participant may designate as the beneficiary of the Participant's Benefits payable under Article
V. In the absence of a valid beneficiary designation or in the event a designated beneficiary predeceases the Participant, a Participant's Beneficiary shall be his estate.

     "Benefit" or "Benefits" shall mean, collectively, the benefits payable pursuant to Articles IV and V of the Plan.

     "Benefit Percentage" shall be percentage of the Normal Retirement Benefit to which a Director is entitled if the Director has a Separation from Service prior to Normal Retirement Age. The Benefit Percentage shall be determined based on the number of the Participant's full years of service on the Board (whether before or after the Initial Effective Date, but disregarding service on the Board as an Inside-Director if covered at that time by a plan for Inside Directors), and shall be determined according to the following schedule:

         Full Years of Service as
         a Non-Employee Director                              Percentage
         -----------------------                              ----------
                  1                                               10%
                  2                                               20%
                  3                                               30%
                  4                                               40%

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                  5                                               50%
                  6                                               60%
                  7                                               70%
                  8                                               80%
                  9                                               90%
                  10 or more                                     100%

Notwithstanding the foregoing schedule, a Director's Benefit Percentage shall accelerate to 100% upon (i) the Director's Separation from Service on the Board due to his death or Disability, or (ii) a Change in Control. A former Director's benefit Percentage will not increase as a result of the occurrence of a Change in Control.

     "Board" shall mean the Board of Directors of the Bank.

     "Change in Control" shall mean (1) a change in ownership of the Company or the Bank under paragraph (i) below, or (2) a change in effective control of the Company or the Bank under paragraph (ii) below, or (3) a change in the ownership of a substantial portion of the assets of the Company or the Bank under paragraph (iii) below:

     (a) Change in the ownership of the Company or the Bank. A change in the ownership of the Company or the Bank shall occur on the date that any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(v)(B)), acquires ownership of stock of the corporation that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of such corporation; or

     (b) Change in the effective control of the Company or the Bank. A change in the effective control of the Company or the Bank shall occur on the date that either (i) any one person, or more than one person acting as a group (as defined in Treasury Regulation Section 1.409A-3(i)(5)(vi)(D)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company or the Bank possessing 30% or more of the total voting power of the stock of the Company or the Bank, respectively; or (ii) a majority of members of the Bank's board of Directors is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of Directors prior to the date of the appointment or election, provided that this sub-section (ii) is inapplicable to the Bank for so long as a majority shareholder of the Bank is another corporation; or

     (c) Change in the ownership of a substantial portion of the Company's or the Bank's assets. A change in the ownership of a substantial portion of the Company's or the Bank's assets shall occur on the date that any one person, or more than one person acting as a group (as defined in Treasury Regulation
Section 1.409A-3(i)(5)(vii)(C)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Bank that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the

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corporation,  or the value of the assets being disposed of,  determined  without regard to any liabilities associated with such assets. There is no Change in Control event under this paragraph (iii) when there is a transfer to an entity
that  is  controlled  by  the  shareholders  of  the  transferring   corporation
immediately after the transfer;

     (d) For all purposes hereunder, the definition of Change in Control shall be construed to be consistent with the requirements of Treasury Regulation
Section 1.409A-3(i)(5), except to the extent modified herein. Notwithstanding anything herein to the contrary, no Change in Control shall be deemed to have occurred due to the second step conversion of the Bank's holding company to stock form.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means a Committee of the Board designated by the Board to administer the Plan. The Committee shall consist of three or more members of the Board or, if no Committee is appointed, the full Board.

     "Company" shall mean the holding company of the Bank.

     "Disability" or "Disabled" shall mean the Director's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or last for a continuous period of not less than 12 months or shall be deemed to have occurred if a determination has been made by the Social Security Administration, that Director is totally disabled.

     "Director" shall mean a member of the Board who is not also an employee.

     "Lump Sum" shall mean payment in a single sum equal to the Present Value of the applicable benefit, otherwise paid in ten (10) equal annual payments.

     "Normal  Retirement Age" shall mean age seventy-two  (72) or age sixty-five
(65) with 10 Years of Service.

     "Normal Retirement Benefit" shall mean the benefit payable to a Director who has a Separation from Service on or after the Director's Normal Retirement Age. The Normal Retirement Benefit, generally, shall be equal to 70% of the Average Annual Director's Fees, provided, however, that the Normal Retirement Benefit for a Director shall never be less than the benefits available to a Director under the Predecessor Plan assuming such Director had retired under the Predecessor Plan after attaining age 72.

     "Normal   Retirement  Date"  shall  mean  May  1st  of  the  calendar  year immediately following the expiration of the term during which the Participant attains Normal Retirement Age.

     "Participant" means a Director who has an Accrued Benefit under the Plan.

     "Plan" shall mean the United Bank Director Retirement Plan.
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     "Plan Year" means the period from April 1 to March 31.

     "Predecessor Plan" shall mean the United Co-operative Bank Director's Fee Continuation Plan.

     "Present Value" shall mean the present value of a stream of annual payments, discounted at a 5% discount rate.

     "Restatement Effective Date" shall mean October 1, 2007.

     "Separation from Service" shall mean the Director's (i) death, (ii) retirement or (iii) termination from service from the Board of the Bank following the Director's resignation or a failure to be reappointed or reelected to the Board. For these purposes, a Director shall not be deemed to have a Separation from Service until the Director no longer serves on the Board of the Bank, the Bank's holding company, or any member of a controlled group of corporations with the Bank or holding company within the meaning of Treasury Regulation ss.1.409A-1(a)(3). Whether a Director has had a Separation from Service shall be determined in accordance with the requirements of Treasury Regulation 1.409A-1(h).

     "Termination for Cause" shall mean a Director's termination from service on the Board due to the Director's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than minor traffic violations or similar offenses) or final cease-and-desist order. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the savings institutions industry. For purposes of this paragraph, no act or failure to act on the part of the Director shall be considered "willful" unless done, or omitted to be done, by a Director not in good faith and without reasonable belief that Director's action or omission was in the best interest of the Bank.

     "Years of Service" shall mean service as a Director for all or part of any calendar year.

     2.2 Usage.

     Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

     Those Directors who are members of the Board on the Restatement Effective Date shall participate in the Plan from the Restatement Effective Date. Additional Directors shall commence participation in the Plan as of the first day of the Plan Year in which they become members of the Board. A Director shall cease to be a Participant when the Director resigns or is terminated from the Board and: (1) no portion of the Director's Accrued Benefit is vested; or (2) the Director's Benefit is distributed to him or her.

                        ARTICLE IV - PAYMENT OF BENEFITS

     4.1 Normal Retirement Benefits

     In the event that a Participant has a Separation from Service on or after Normal Retirement Age, the Participant shall be entitled to the Normal Retirement Benefit. The Normal Retirement Benefit shall be payable in ten equal annual installments commencing within sixty (60) days after a Director's Separation from Service. In the event of the death of the Director prior to the payment of all amounts due and owing hereunder, remaining Benefits, if any, shall be payable as set forth in Article V. Notwithstanding anything to the contrary herein, a Director may make an election, on the form attached at Appendix A hereto, to receive the Director's Normal Retirement Benefit in the form of a Lump Sum, provided that such election is made prior to December 31, 2007, or if later, within 30 days of initial participation in the Plan.

     4.2 Benefits Upon Separation from Service Prior to Normal Retirement Date

     In the event that a Participant has a Separation from Service prior to the Participant's Normal Retirement Date (other than due to Termination for Cause, Disability or death), the Participant shall be entitled to a Benefit determined by multiplying the Normal Retirement Benefit by the Benefit Percentage. Such Benefit shall be payable in ten equal annual installments to the Director commencing within sixty (60) days after the Director attains age 65. Notwithstanding anything to the contrary herein, a Director may make an election, on the form attached at Appendix A hereto, to receive the Director's Benefit in the form of a Lump Sum, payable within sixty (60) days after the Director attains age 65, provided that such election is made prior to December 31, 2007, or if later, within 30 days of initial participation in the Plan.

     4.3 Disability Benefit

     In the event a Director becomes Disabled while serving on the Board, the Director shall be entitled to a Disability Benefit. The Disability Benefit shall be payable in lieu of any other benefit under this Plan. The Disability Benefit shall be paid in a Lump Sum within sixty (60) days after a determination of Disability has been made and shall be equal to the Present Value of 70% of the Director's Average Annual Director's Fees, determined at the time of the Director's Disability, otherwise payable in 10 equal annual installments.


     4.4 Distribution Upon Change in Control

     Upon a Change in Control, the Present Value of the Normal Retirement Benefit shall be paid to each Director in a Lump Sum within thirty (30) days of the occurrence of the Change in Control, irrespective of whether the Director has a Separation from Service.

     4.5 Termination for Cause

     In the event a Director has a Termination for Cause, the Director shall forfeit all rights to Benefits under this Plan.

                ARTICLE V - PAYMENT OF BENEFITS ON OR AFTER DEATH

     5.1 Benefit Payable on Death of Director.

     (a) Director Dies While In Service. If a Participant dies while actively serving on the Board, the Director's Beneficiary shall be entitled to the Normal Retirement Benefit otherwise payable to the Director, as if the Director had survived until Normal Retirement Age, provided that the Average Annual Director's Fees shall be determined as of the Directors date of death. The
Benefit payable hereunder shall commence within sixty (60) days of the Director's death and shall be payable in the form selected by the Director for the payment of the Director's Normal Retirement Benefit.

     (b) Director Dies After Separation from Service. If a Director dies after Separation from Service but before payments of his Benefits under the Plan have commenced, or after payments have commenced, but before they are completely paid to the Director, the Director's Beneficiary shall be entitled to the Benefit, or remaining Benefit, otherwise payable to the Director, in the form and that such Benefit, or remaining Benefit, would have been paid to the Director.

     5.2 Designation of Beneficiary.

     A Participant may, by delivering a written instrument to the Committee in the form attached hereto as Appendix B, designate one or more primary and contingent Beneficiaries to receive his Benefit that may be payable to the Participant hereunder following the Participant's death, and may designate the proportions in which such beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Committee prior to the Participant's death shall control. If a Participant fails to specifically designate a beneficiary or, if no designated beneficiary survives the Participant, payment shall be made in the following order of priority:

     (a) to the Participant's surviving spouse; or if none,

     (b) to the Participant's children, per stirpes; or if none,

     (c) to the Participant's estate.

                      ARTICLE VI - ESTABLISHMENT OF TRUST;
                   AUTOMATIC FUNDING UPON A CHANGE IN CONTROL

     The Bank may establish a Trust into which it may contribute assets which may be held subject to the claims of the Bank's creditors in the event of the Bank's "Insolvency" as defined in the Trust. In addition, prior to any Change in Control the Bank shall establish the Trust (if it has not been previously established), and shall contribute to the Trust an amount that is projected to be sufficient to enable the Trust to pay all Benefits that could become payable under the Plan. In the event of a Change in Control, the Trust shall be irrevocable until all benefits have been paid to all Participants.

              ARTICLE VII - RIGHTS OF PARTICIPANTS; TERMINATION OR
                          SUSPENSION UNDER FEDERAL LAW

     The rights of Participants and of their Beneficiaries (if any) shall be solely those of unsecured creditors of the Bank. In the event that the Bank shall establish a Trust, assets of the Bank may be held by the Trust, subject to claims by general creditors of the Bank by appropriate judicial action as provided by such Trust.

     The amount payable hereunder shall be reduced to the extent that such reduction is necessary to avoid subjecting the Bank to a loss of tax deduction under Code section 280G. Any payments made to Director pursuant to this Plan or otherwise are subject to and conditioned upon compliance with 12 U.S.C. ss. 1828(k) or any regulations promulgated thereunder.

                    ARTICLE VIII - INTERPRETATION OF THE PLAN

     The Committee shall have sole and absolute discretion to administer, construe, and interpret the Plan, and the decisions of the Committee shall be conclusive and binding on all affected parties (unless such decisions are arbitrary and capricious).

                             ARTICLE IX - LEGAL FEES

     All reasonable legal fees paid or incurred by a Director pursuant to any dispute or question of interpretation relating to this Plan shall be paid or reimbursed by the Bank if the Director is successful on the merits pursuant to a legal judgment, arbitration or settlement. Such reimbursements to a Director shall be paid within 10 days of the Director furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Director.

                      ARTICLE X - MISCELLANEOUS PROVISIONS

     10.1 Amendment

     This Plan may be amended or modified at any time, provided, however, that no such amendment may serve to reduce the vested Accrued Benefit of any Director, and provided further, that no amendment or modification shall be valid if it violates Code Section 409A, as in effect at the time of such amendment or modification.

     10.2 Termination

     Subject to the requirements of Code Section 409A, in the event of complete termination of the Plan, the Plan shall cease to operate and the Bank shall pay out to Participant his benefit as if Participant had terminated employment as of the effective date of the complete termination. Such complete termination of the Plan shall occur only under the following circumstances and conditions:

     (a) The Board may terminate the Plan within 12 months of a corporate dissolution taxed under Code Section 331, or with approval of a bankruptcy court pursuant to 11 U.S.C. ss.503(b)(1)(A), provided that the amounts deferred under the Plan (e.g., the Accrued Annuity Benefit) are included in Director's gross income in the latest of (i) the calendar year in which the Plan terminates; (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture; or (iii) the first calendar year in which the payment is administratively practicable.

     (b) The Board may terminate the Plan by Board action taken within the 30 days preceding a Change in Control (but not following a Change in Control), provided that the Plan shall only be treated as terminated if all substantially similar arrangements sponsored by the Bank are terminated so that Director and all participants under substantially similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within 12 months of the date of the termination of the arrangements. Following the termination of the Plan, the amount payable to Director shall be the amount to which Director is entitled upon a Change in Control, as set forth in Director's Participation Agreement.


     10.3 No Assignment

     The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable under the Plan or any of the payments provided for in the Plan, nor shall any interest in amounts payable or in any payments under the Plan be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

     10.4 Incapacity

     If any person to whom a benefit is payable under the Plan is an infant or if the Administrator determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Committee may cause the payments becoming due to such person to be made to another person for his benefit. Payments made pursuant to this Section shall, as to such payment, operate as a complete discharge of the Plan, the Bank, and the Committee.

     10.5 Successors and Assigns

     The provisions of the Plan are binding upon and inure to the benefit of the
Bank,  its  respective   successors  and  assigns,  and  the  Participant,   his
beneficiaries, heirs, legal representatives and assigns.

     10.6 Governing Law

     The Plan shall be subject to and construed in accordance with the laws of the Commonwealth of Massachusetts, to the extent not superseded by applicable Federal law.

     10.7 No Guarantee of Continued Service

     Nothing contained in the Plan shall be construed to give any Participant the right to be retained on the Board, or any equity or other interest in the assets, business or affairs of the Bank.

     10.8 Severability

     If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included.

     10.9 Notification of Addresses

     Each Participant and each beneficiary shall file with the Committee, from time to time, in writing, the post office address of the Participant, the post office address of each beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Committee (or if no such address was filed with the Committee, then to the last post office address of the Participant or beneficiary as shown on the Bank's records) shall be binding on the Participant and each beneficiary for all purposes of the Plan and neither the Committee nor the Bank shall be obligated to search for or ascertain the whereabouts of any Participant or beneficiary.

     10.10 Payment of Code Section 409A Taxes

     Any distribution under this Plan shall be reduced by the amount of any taxes required to be withheld from such distribution. This Plan shall permit the acceleration of the time or schedule of a payment to pay any taxes that may become due at any time that the arrangement fails to meet the requirements of Code Section 409A and the regulations and other guidance promulgated thereunder. In the latter case, such payments shall not exceed the amount required to be included in income as the result of the failure to comply with the requirements of Code Section 409A.

     10.11 Acceleration of Payments

     Except as specifically permitted herein or in other sections of this Plan, no acceleration of the time or schedule of any payment may be made hereunder. Notwithstanding the foregoing, payments may be accelerated hereunder by the Bank, in accordance with the provisions of Treasury Regulation Section 1.409A-3(j)(4) and any subsequent guidance issued by the United States Treasury Department. Accordingly, payments may be accelerated, in accordance with requirements and conditions of the Treasury Regulations (or subsequent guidance) in the following circumstances: (i) as a result of certain domestic relations orders; (ii) in compliance with ethics agreements with the Federal government;
(iii) in  compliance  with ethics laws or  conflicts of interest  laws;  (iv) in limited cash-outs (but not in excess of the limit under Code Section 402(g)(1)(B)); (v) in the case of certain distributions to avoid a non-allocation year under Code Section 409(p); (vi) to apply certain offsets in satisfaction of a debt of the Participant to the Bank; (vii) in satisfaction of certain bona fide disputes between the Participant and the Bank; or (viii) for any other purpose set forth in the Treasury Regulations and subsequent guidance.

     10.12 Interpretation of the Plan

     In the event that any of the provisions of this Plan or portion hereof are held to be inoperative or invalid by any court of competent jurisdiction, or in the event that any provision is found to violate Code Section 409A and would subject the Participant to additional taxes and interest on the amounts deferred hereunder, or in the event that any legislation adopted by any governmental body having jurisdiction over the Bank would be retroactively applied to invalidate this Plan or any provision hereof or cause the benefits hereunder to be taxable, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby. In the event that the intent of any provision shall need to be construed in a manner to avoid taxability, such construction shall be made by the Administrator in a manner that would manifest, to the maximum extent possible, the original meaning of such provisions.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the Bank has caused this Plan to be executed this 15th day of November, 2007, by its duly authorized officers.

ATTEST:                                          UNITED BANK



By:                                              By:
   -----------------------------------              ----------------------------

Title: Secretary                                 Title:
                                                       -------------------------

                                   UNITED BANK
                            DIRECTOR RETIREMENT PLAN


                                   Appendix A

                            FORM OF PAYMENT ELECTION

To:      Administrator, United Bank Director Retirement Plan
         95 Elm Street
         West Springfield, Massachusetts   01089

The undersigned Participant in the United Bank Director Retirement Plan hereby elects payment of the Benefit payable under Sections 4.1 (due to Normal Retirement) in the following optional form:

_________        Lump Sum      OR

_________        Annual Installments over 10 Years

The undersigned Participant in the United Bank Director Retirement Plan hereby elects payment of the Benefit payable under Sections 4.2 (due to Separation from Service Prior to Normal Retirement Date) in the following optional form:

_________         Lump Sum      OR

_________         Annual Installments over 10 Years



Dated at West Springfield, Massachusetts, this______day of_______________, 2007

                                              PARTICIPANT



                                              --------------------------
                                              Print Name

Received on behalf of the Administrator this:

______day of____________, 2007

By     _________________________

                                   UNITED BANK
                            DIRECTOR RETIREMENT PLAN

                                   Appendix B

                           DESIGNATION OF BENEFICIARY


     AGREEMENT, made this ______ day of __________, 200_, by and between ______________ (the "Participant"), and United Bank (the "Bank").

     WHEREAS, the Bank has established that United Bank Director Retirement Plan (the "Plan"), and the Participant is eligible to make a beneficiary designation with respect to any survivorship benefits that may become payable under Article V of said Plan;

     NOW THEREFORE, it is mutually agreed as follows:

1.   Primary Beneficiary designation.


    --------------------------------- ------------------------- ----------------
     Name of                                                      Percentage of
     Primary Beneficiary               Mailing Address            Death  Benefit
     -------------------------------- ------------------------- ---------------
                                                                          %
     -------------------------------- ------------------------- ---------------
                                                                          %
     -------------------------------- ------------------------- ---------------


2. Contingent Beneficiary. In the event that the primary beneficiary or beneficiaries named above are not living at the time of the Participant's death, the participant hereby designates the following person(s) to be his or her contingent beneficiary for purposes of the Plan:

    --------------------------------- ------------------------- ----------------
     Name of                                                      Percentage of
     Contingent Beneficiary            Mailing Address            Death  Benefit
     -------------------------------- ------------------------- ---------------
                                                                          %
     -------------------------------- ------------------------- ---------------
                                                                          %
     -------------------------------- ------------------------- ---------------

3. Effect of Election. The elections made hereunder shall be revocable during the Participant's lifetime, shall automatically supersede any prior elections made with respect to Article V of the Plan, and shall become irrevocable upon the Participant's death.

4. Bank's Commitment. The Bank agrees to make payment of the amount due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein.

United Bank Director Retirement Plan
Appendix B
Designation of Beneficiary




     IN WITNESS WHEREOF, the parties hereto have hereunder set their hands the day and year first above-written.


Witnessed by:                               PARTICIPANT




-------------------------------           -------------------------------------
Print Name: ___________________           Print Name



Witnessed by:                                BANK

                                             UNITED BANK




_______________________________           By: ________________________________
Print Name: _____________________         Title: _______________________________